SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of report: January 15, 2008
(Date of earliest event reported)

AGFEED INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28195	20-2597168
(Commission File No.)	(I.R.S. Employer Identification No.)

1095 Qing Lan Avenue, Economic and Technical Development Zone
Nanchang City, Jiangxi Province
China, 330013
(Address of principal executive offices; zip code)

86-0791-2189878
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01	Other Events.

On January 15, 2008, we issued a press release announcing our acquisition of majority ownership in five entities operating small hog farms in Jiangxi Province in the People’s Republic of China. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

99.1	Press release, dated as of January 15, 2008, regarding the acquisition of five hog farms in Jiangxi Province.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AgFeed Industries, Inc.

Date: January 16, 2008	By:	/s/ Junhong Xiong
Junhong Xiong
President and Chief Executive Officer

EXHIBIT INDEX

Number	Documents

99.1	Press release, dated as of January 15, 2008, regarding the acquisition of five hog farms in Jiangxi Province.